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                             KEMPER INVESTORS FUND
                            SUPPLEMENT TO PROSPECTUS
                               DATED MAY 1, 1995

                           -------------------------

     The following supplements the "Investment Manager" section of the prospectus.

INVESTMENT MANAGER

     Kemper Financial Services, Inc. ("KFS"), the investment manager, is a subsidiary of Zurich Insurance Company, an insurance and financial services holding company.

     With respect to the Equity Portfolio, Steven H. Reynolds and the KFS Equity Investment Committee have managed the portfolio since September, 1995. Mr. Reynolds joined KFS in September, 1995 as an executive vice president and chief investment officer -- equities. Immediately prior to joining KFS, he was a senior vice president and equity portfolio manager of an investment manager; and prior thereto, he was a senior vice president, managing director and head of active equities at a national bank. Mr. Reynolds received a bachelor's degree from Johns Hopkins University, Baltimore, Maryland and an M.B.A. in finance from the University of Virginia, Charlottesville, Virginia. Additional information regarding the KFS Equity Investment Committee can be found in the "Investment Manager" section of the prospectus.

January 5, 1996
KINF-1  1/96(LOGO)printed on recycled paper